Regions Financial Divestiture of Morgan Keegan January 11, 2012 Exhibit 99.2

Regions Rationale

› Divestiture provides enhanced liquidity at the holding company, improvement in key capital ratios, and reduced risk
› Total consideration of $1.180 billion creates significant additional liquidity at the holding company
› After-tax GAAP loss and stockholders’ equity impact estimated at $(673) million*, primarily due to elimination of goodwill
› Indemnification liability estimate of $210 million established for potential future claims and certain legal costs
› Eliminates ongoing risk of owning a highly regulated entity
› Improves key capital ratios
› Creates a new low-cost source of deposits at the bank
› Provides incremental revenue opportunities through establishing a strong partnership with
Raymond James
›
› Strengthens focus on our core banking business
*   See page 10, note 6, for disclosure related to goodwill
› Depository, lending and processing relationships
› Loan referrals to Regions to include:  small business, marine, aviation, automobile and construction products as well as referrals from Raymond James’ Investment Banking clients
› Ongoing depository, lending, and investment relationships
› RMK Trust and Morgan Asset Management to be retained by Regions
Critical business relationships maintained between Regions and Morgan Keegan

Transaction Highlights

Description
› Raymond James Financial (NYSE: RJF) to acquire 100% of the outstanding stock of Morgan Keegan & Company, Inc. (broker / dealer), MK Holding and related entities
› RMK Trust and Morgan Asset Management to be retained by Regions
Purchase Price to Regions
› $930 million, subject to adjustment  based on the closing  tangible equity of
Morgan Keegan and retention of Morgan Keegan associates in the immediate post-closing period
Anticipated Pre-Closing
Dividend
› $250 million
Total Consideration to Regions
› $1.180 billion
Closing Conditions
› Customary, including regulatory approvals
Anticipated Closing
› 1Q 2012
Ongoing RF / RJF Business
Relationships
› Depository, business services, corporate banking, and investments
Legal Indemnification
› Regions to indemnify Raymond James Financial for all litigation matters related to pre-closing activities
› In addition, Regions will receive the benefit of previously established reserves by Regions at Morgan Keegan

Estimated Financial Impact to Regions
3Q11 Pro Forma Selected Metrics

1. Estimates after-tax impact from transaction, indemnification, goodwill impairment and deal costs.
2. See page 10 for disclosure related to goodwill , note 6
3. Includes write-off of goodwill, adjustment to disallowed deferred tax asset for regulatory purposes and reduction in risk-weighted assets
4. Excludes RMK Trust and Morgan Asset Management to be retained by Regions
5. See appendix for reconciliation to GAAP financial measures
6. Tier 1 Common Equivalent amount calculated as 9 basis point impact times the pro forma risk weighted assets of $91,986 billion (with minor differences due to rounding)
7. Tangible Common Equity Equivalent amount calculated as 13 basis points impact times the pro forma tangible assets of $122.426 billion (with minor differences due to rounding)
After-Tax GAAP Loss & Impact to Stockholders’ Equity
$(673) million
Intangibles Eliminated
$725 million
Net Risk-Weighted Asset Reduction
$800 million
Tier 1 Capital Ratio Increase
13 bps
Tier 1 Common Ratio
(non-GAAP) 5
Tier 1 Common Basel III
(non-GAAP) 5
8.25%
7.77%
Tier 1 Common Equivalent / Basis Points Impact

(non-GAAP) 5
- Excluding Indemnification
- Impact of Indemnification
- Tier 1 Common Equivalent Increase (Net)
6
$293 million / 32 bps
$210 million / 23 bps
$83 million / 9 bps
Tangible Common Equity Ratio Increase
(non-GAAP) 5
- Excluding Indemnification
- Impact of Indemnification
- Tangible Common Equity Equivalent Increase (Net)
7
$284 million / 24 bps
$130 million / 11 bps
$154 million / 13 bps
YTD Morgan Keegan Net Income

$63 million
YTD Fee Income Ratio (Reported / Pro Forma)
(non-GAAP) 5
46.5% / 37.3%
YTD Efficiency Ratio (Reported / Pro Forma)
(non-GAAP) 5
68.7% / 64.6%
2
1

Historical Morgan Keegan Contribution

Morgan Keegan¹ Net Income / (Loss)
($ in millions)
²
³
$ 95
$ 64
$ 43
$(71)
2007 2008
2009
2010
2011 YTD
(through 3Q11)
$ 63
1.
Excludes RMK Trust and Morgan Asset Management to be retained by Regions
2.
Reflects impact of $125 million regulatory settlement charge
3.
Includes $27 million tax-benefit related to the regulatory settlement

Summary of Transaction Benefits

Reduces overall risk profile
Creates significant additional liquidity at the holding company
Provides a new low-cost source of deposits at the bank
Improves key capital ratios
Incremental revenue opportunities created through new strategic alliances with
Raymond James
Ongoing partnerships maintained for critical business relationships between
Regions and Morgan Keegan
Strengthens focus on our core banking business

Appendix 7

Disclosure – Capital

Unaudited pro forma financial information has been presented to give effect to and show the pro forma impact of the transaction on certain of Regions'
capital amounts and ratios as of September 30, 2011 presented on pages 9 and 11.  No assurance can be given that such transaction will be completed on the terms assumed for the purposes of this presentation of pro forma financial information or at all.
The unaudited pro forma capital information is presented for illustrative purposes only and does not necessarily indicate the results that would have been realized had the transaction been completed as of September 30, 2011. The pro forma impact of the transaction assumes a purchase price of $930 million and a dividend to Regions of $250 million before closing, resulting in total proceeds of $1.180 billion. The unaudited pro forma capital information has been derived from, and should be read in conjunction with Regions' historical unaudited consolidated financial statements included in Regions' Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2011 filed with the SEC.
The following tables provide calculations of end of period "tangible common stockholders' equity to tangible assets"
(non-GAAP),
"tangible common
book value per share"
(non-GAAP),
and "Tier 1 common risk-based”
(non-GAAP)
ratios, as well as a reconciliation of stockholders' equity (GAAP) to
Tier 1 capital (regulatory) and to "Tier 1 common equity"
(non-GAAP).  Tangible common stockholders' equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock.  Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is codified in federal banking regulations. In connection with the Company’s Comprehensive Capital Assessment and Review
process, these regulators supplement their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity.  While not codified,  analysts and banking regulators have assessed Regions' capital adequacy using the tangible common stockholders' equity and/or the Tier 1 common equity measure.  Because tangible common stockholders'  equity and Tier 1 common equity are not formally defined by GAAP or codified in the federal banking regulations, these measures are considered to be non-GAAP financial measures and other entities may calculate them differently than Regions' disclosed calculations.  Since analysts and banking regulators may assess Regions' capital adequacy using tangible common stockholders' equity and Tier 1 common equity, we believe that it is useful to provide investors the ability to assess Regions' capital adequacy on these same bases. The tables also include the impact of the indemnification liability on each of the capital ratios as well as each capital ratio excluding the indemnification.  These amounts are included to illustrate the impact of components of the transaction on each applicable ratio.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.  Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity.  Tier 1 common equity is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio.  The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

Estimated Impact of Transaction - Capital
(Unaudited)

Note:  See Footnotes on page 10
($ amounts in millions, except per share data)
As Reported
9/30/11
Goodwill Impairment-
Discontinued
Operations
Goodwill Impairment-
Continuing
Operations
Pro Forma
09/30/11
17,263 $           (428) $                    (6) (265) $                      (6) 20 $                      (1) 16,590 $
3,409 - - - 3,409 $
6,039 (428) (6) (265) (6) (32) $                    (2) 5,314 $
(220) - - - (220) $
A 8,035 $             - $                      - $                        52 $                      8,087 $
129,762 $         (428) $                    (265) $                      (1,549) $              (3) 127,520 $
6,039 (428) (265) (32) 5,314 $
Deferred tax liability related to intangibles (GAAP) (220) - - - (220) $
B 123,943 $         - $                      - $                        (1,517) $              122,426 $
C 1,259 1,259 1,259
A/B 6.48% 0.13% 6.61%
TCE/TA - Impact of Indemnification (non-GAAP) (0.11%) (4)
TCE/TA - Excluding Indemnification (non-GAAP) 0.24%
A/C 6.38 $                0.04 $                   6.42 $
17,263 $           (428) $                    (6) (265) $                      (6) 20 $                      16,590 $
(92) - - - (92) $
(5,649) 428 (6) 265 (6) 32 (4,924) $
(506) - - (38) (544) $
(36) - - - (36) $
92 - - - 92 $
846 - - - 846 $
D 11,918 $           - $                      - $                        14 $                      11,932 $
Tier 1 capital risk-based ratio (regulatory) D/F 12.84% 0.13% 12.97%
Tier 1 capital risk-based ratio - Impact of Indemnification (non-GAAP) (0.23%) (5)
Tier 1 capital risk-based ratio - Excluding Indemnification (non-GAAP) 0.36%
D 11,918 $           - $                      - $                        14 $                      11,932 $
(92) - - - (92) $
(846) - - - (846) $
(3,409) - - - (3,409) $
E 7,571 $             - $                      - $                        14 $                      7,585 $
F 92,786 - - (800) 91,986 $
E/F 8.16% 0.09% 8.25%
Tier 1 common risk-based ratio - Impact of Indemnification (non-GAAP) (0.23%) (5)
Tier 1 common risk-based ratio - Excluding Indemnification (non-GAAP) 0.32%
Tier 1 capital (regulatory)
Tier 1 common risk-based ratio (non-GAAP)
Tier 1 capital (regulatory)
Qualifying non-controlling interests
Qualifying trust preferred securities
Preferred stock
Tier 1 common equity (non-GAAP)
Risk-weighted assets (regulatory)
Accumulated other comprehensive (income) loss
Non-qualifying goodwill and intangibles
Disallowed deferred tax assets
Disallowed servicing assets
Shares outstanding--end of quarter
Tangible common stockholders' equity to tangible assets (non-GAAP)
Tangible common book value per share (non-GAAP)
TIER 1 CAPITAL AND TIER 1 COMMON RISK-BASED RATIO
Stockholders' equity (GAAP)
Less:       Intangible assets (GAAP)
Stockholders' equity (GAAP)
Less:   Preferred equity (GAAP)
Intangible assets (GAAP)
Deferred tax liability related to intangibles (GAAP)
Tangible common stockholders' equity (non-GAAP)
Total assets (GAAP)
Qualifying non-controlling interests
Qualifying trust preferred securities
Tangible assets (non-GAAP)
Estimated Impact
Upon Closing

Estimated Impact of Transaction - Capital
(Footnotes related to page 9)

1. Estimated after-tax impact from transaction, indemnification, goodwill elimination and deal costs to stockholders’ equity
2. Estimated goodwill to be eliminated at sale date
3. Estimated adjustment to tangible assets sold net of cash proceeds and deferred taxes recognized from transaction
4. Estimated $210 million indemnification (net of 38% assumed effective tax rate) as a percentage of pro forma tangible assets
5. Estimated $210 million indemnification as a percentage of pro forma risk weighted assets.  No tax impact included as to be disallowed for regulatory purposes.
6. As a result of the process of selling Morgan Keegan, Regions expects to record an impairment charge (primarily non-deductible) in the fourth quarter of 2011 related to the $745 million of goodwill included in its Investment Banking/Brokerage/Trust segment. Based on the relative fair value allocation, portions of the charge will be recorded in the statement of operations within both Discontinued Operations and Continuing
Operations.  The calculations of the amount of the charge and the allocations are not yet complete and these estimates are subject to change.
Based on currently available estimates, Regions has assumed a range of total fourth quarter 2011 impairment charge of $575 - $745 million.
The goodwill impairment charge is a non-cash item which will not have a negative impact on regulatory capital.
For purposes of the attached pro forma financial information, Regions has assumed a fourth quarter goodwill impairment charge of $693 million consisting of $428 million in Discontinued Operations and $265 million in Continuing Operations.  The total amount and these allocations are not yet complete and are subject to change.
Upon consummation of the sale of Morgan Keegan, the remaining goodwill allocated to Discontinued Operations will be derecognized and included in the gain/loss on sale. For purposes of the attached pro forma financial information the amount of goodwill derecognized is expected to be approximately $32 million and the resulting gain is estimated to be approximately $20 million.
The actual impairment charge is expected to be in the range listed above but likely to vary from the amounts included in the pro forma financial information.  Actual results could also vary from the expected ranges.  The allocations between Discontinued and Continuing Operations could also vary from the allocations assumed in the attached pro forma financial information.

Estimated Impact of Transaction – Capital Basel III
(unaudited)

($ amounts in millions)
As Reported
09/30/11
Goodwill Impact -
Discontinued
Operations
Goodwill Impact-
Continuing
Operations
Estimated Impact
Upon Closing
Pro Forma
09/30/11
Stockholders' equity (GAAP)  17,263 $      (428) $                        * (265) $                     * 20 $                         * 16,590 $
Non-qualifying goodwill and intangibles
(1)
(5,820) 428 * 265 * 32 * (5,095) $
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (809) - - (2) (811) $
10,634 - - 50 10,684
Qualifying non-controlling interests 4 - - - 4 $
Basel III Tier 1 Capital (non-GAAP) 10,638 - - 50 10,688
Basel III Tier 1 Capital (non-GAAP) 10,638 - - 50 10,688 $
Preferred stock (3,409) - - - (3,409) $
Qualifying non-controlling interests (4) - - - (4) $
Basel III Tier 1 Common (non-GAAP) 7,225 $        - $                              - $                           50 $                         7,275 $
Basel I risk-weighted assets (regulatory) 92,786 $      - $                          - $                       (800) $                      91,986 $
Basel III risk-weighted assets (non-GAAP)
(2)
94,389 $
- $                          - $                       (800) $                      93,589 $
Minimum
Basel III Tier 1 Capital Ratio (non-GAAP) 8.5% 11.27% 11.42%
Basel III Tier 1 Common Ratio (non-GAAP) 7.0% 7.65% 7.77%
Regions currently calculates its risk-based capital ratios under guidelines adopted by the Federal Reserve based on the 1988 Capital Accord (“Basel I”) of the Basel Committee on
Banking Supervision (the “Basel Committee”). In December 2010, the Basel Committee released its final framework for Basel III, which will strengthen international capital and liquidity regulation. When implemented by U.S. bank regulatory agencies and fully phased-in, Basel III will change capital requirements and place greater emphasis on common equity.
Implementation of Basel III will begin on January 1, 2013, and will be phased in over a multi-year period. The U.S. bank regulatory agencies have not yet finalized regulations governing the implementation of Basel III. Accordingly, the calculations provided below are estimates, based on Regions’ current understanding of the framework, including the
Company’s reading of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as the regulations are finalized. Because the Basel III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using the Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on the same basis.
* See related footnote explanations on the "Estimated Impact of Transaction - Capital" page 10
1. Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets. These assets are partially allowed in Basel I capital.
2. Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III. The amount included above is a reasonable approximation, based on our understanding of the requirements.

Disclosure on Reconciliation to Certain non-GAAP Financial Measures 12

Reconciliation to Certain non-GAAP Financial Measures
(unaudited)

Note:  References to Morgan Keegan on this slide exclude RMK Trust and Morgan Asset Management.  See related disclosure on page 12.
As of and for Quarter Ended
($ in millions) 3/31/11 6/30/11 9/30/11 YTD 9/30/11
Reported
Non-interest expense (GAAP) $ 1,167 $ 1,198 $ 1,066 $ 3,431
Adjustments:
Branch consolidation and property and equipment charges – (77) – (77)
Adjusted non-interest expense (non-GAAP) A $ 1,167 $ 1,121 $ 1,066 $ 3,354
Net interest income, taxable-equivalent basis (GAAP) $ 872 $ 872 $ 866 $ 2,610
Non-interest income (GAAP) $ 843 $ 781 $ 745 $ 2,369
Adjustments:
Securities (gains) losses, net (82) (24) 1 (105)
Leveraged lease termination losses, net – – 2 2
Loss  on sale of mortgage loans 3 – – 3
Adjusted non-interest income (non-GAAP) B $ 764 $ 757 $ 748 $ 2,269
Adjusted total revenue (non-GAAP) C $ 1,636 $ 1,629 $ 1,614 $ 4,879
Fee income ratio (non-GAAP) B / C 46.7% 46.5% 46.3% 46.5%
Efficiency ratio (non-GAAP) A / C 71.3 68.8 66.0 68.7
Pro Forma
Adjusted non-interest expense (non-GAAP) $ 1,167 $ 1,121 $ 1,066 $ 3,354
Morgan Keegan non-interest expense (235) (242) (216) (693)
Pro forma adjusted non-interest expense (non-GAAP) D $ 932 $ 879 $ 850 $ 2,661
Net interest income, taxable-equivalent basis (GAAP) $ 872 $ 872 $ 866 $ 2,610
Morgan Keegan net interest income (8) (8) (8) (24)
Pro forma net interest income, taxable-equivalent basis (GAAP) $ 864 $ 864 $ 858 $ 2,586
Adjusted non-interest income (non-GAAP) $ 764 $ 757 $ 748 $ 2,269
Morgan Keegan non-interest income (263) (238) (232) (733)
Pro forma adjusted non-interest income (non-GAAP) E $ 501 $ 519 $ 516 $ 1,536
Pro forma adjusted total revenue (non-GAAP) F $ 1,365 $ 1,383 $ 1,374 $ 4,122
Pro forma fee income ratio (non-GAAP) E / F 36.7% 37.5% 37.6% 37.3%
Pro forma efficiency ratio (non-GAAP) D / F 68.3 63.6 61.9 64.6

›Forward-

This presentation and any other written or oral statements made by or on behalf of Regions Financial Corporation (“Regions”) in connection with the matters described in this presentation may include forward-looking statements, including, but not limited to, statements about the projected impact on Regions of the transaction described in the presentation. The Private Securities Litigation Reform Act of 1995 (the “Act”)
provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.
Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. In addition to factors previously disclosed in Regions’ filings with the U.S. Securities and
Exchange Commission, these risks, uncertainties and other factors include, but are not limited to: the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; changes in the anticipated timing for closing the transaction; business disruption during the pendency of or following the transaction; diversion of management time on transaction-related issues; reputational risks and the reaction of customers and counterparties to the transaction and the completion of the audit and finalization of our financial statements for fourth quarter and fiscal year 2011.
Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.
Use of non-GAAP Financial Measures
Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-
GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.
See slide 9 and 11 for a reconciliation of stockholders’ equity (GAAP) to tangible common book value (non-GAAP) to Tier 1 capital
(regulatory) to Tier 1 common equity (non-GAAP) and to estimated Basel III ratios (non-GAAP).  These reconciliations also present the pro forma impact of the transaction on stockholders’ equity, tangible common stockholders’ equity, Tier 1 capital, Tier 1 common, and estimated
Basel III regulatory ratios.   See slide 13 for a detail of efficiency ratios (non-GAAP) and fee ratios (non-GAAP).
Looking Statements